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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 2, 2006

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

             Texas                 0-19797                  74-1989366
           (State of           (Commission File            (IRS Employer
         incorporation)            Number)            Identification Number)

                                  550 Bowie St.
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (512) 477-4455

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 of the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2006, the Company issued a press release announcing its results of operations for its fourth fiscal quarter ended September 24, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

In addition to reporting financial results in accordance with generally accepted accounting principles, GAAP, the Company provides non-GAAP operating results that exclude certain charges or credits and information regarding Economic Value Added ("EVA"). These amounts are not in accordance with, or an alternative to, GAAP. The Company's management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition and to help enable comparability between current and prior periods. In addition, management uses non-GAAP EVA measures for reviewing the financial results of the Company and for incentive compensation and capital planning purposes. In the press release, the Company has presented its results for the twelve and fifty-two week periods ended September 24, 2006 and September 25, 2005 on a GAAP and Non-GAAP basis with a line item reconciliation. Also in the press release, is a tabular reconciliation of EVA to GAAP net income, which the Company believes to be the most directly comparable GAAP financial measure.

The information contained in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 2.02 or Exhibit 99.1 shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01    OTHER EVENTS

On November 2, 2006 the Company issued a press release announcing that its Board of Directors has approved a 20% increase in its quarterly dividend to $0.18 per share payable January 22, 2007 to shareholders of record at the close of business on January 12, 2007. A copy of the press release is furnished herewith as Exhibit 99.1.

On November 2, 2006 the Company issued a second press release: announcing that its Board of Directors approved an increase in the Company's salary cap for 2006 and future years from 14 times to 19 times the average pay of all full-time team members employed during the applicable year; announcing that the Company's
Chief Executive Officer, John Mackey, will reduce his salary to $1 beginning January 1, 2007 and forgo any future stock option awards. A copy of the press release is furnished herewith as Exhibit 99.2.

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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

         99.1 Press release dated November 2, 2006, regarding fourth quarter results of operations and quarterly dividend.

         99.2 Press release dated November 2, 2006, regarding the salary cap and compensation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHOLE FOODS MARKET, INC.


Date: November 2, 2006                      By: /s/  Glenda Chamberlain
                                                --------------------------------
                                                Glenda Chamberlain
                                                Executive Vice President and
                                                Chief Financial Officer

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